                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 2nd day of February, 1998, among NATIONSBANK, N.A. ("Lender"), ILD TELESERVICES, INC. ("ILD") and INTELLICALL OPERATOR SERVICES, INC. ("IOS") (ILD and IOS are sometimes collectively referred to herein as the "Borrowers").

                                 W I T N E S S E T H:

     WHEREAS, Lender and Borrowers are party to that certain Loan and Security Agreement dated as of August 29, 1997 (as the same has been amended from time to time, the "Loan Agreement"); and

     WHEREAS, Lender and Borrowers desire to amend the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2.   The Loan Agreement is amended as follows:

          A. Section 1.01 of the Loan Agreement is hereby amended by adding the following definition for "INTELLICALL SUBORDINATED INDEBTEDNESS" in the correct alphabetical order thereto:

          "INTELLICALL SUBORDINATED INDEBTEDNESS" shall mean and include Indebtedness (not to exceed the principal amount of $1,000,000.00) owed by Borrowers to Intellicall, Inc. pursuant to that certain Promissory Note, dated as of February 2, 1998, made by ILD in favor of Intellicall, Inc. in the original principal amount of $1,000,000.00, which Indebtedness shall be subordinated to the Secured Obligations on terms satisfactory to Lender, in its sole discretion.

          B. Section 1.01 of the Loan Agreement is hereby further amended by adding to the definition of "SHAREHOLDER SUBORDINATED INDEBTEDNESS," following the words "Morris Telecommunications, LLC" the phrase "; PROVIDED, HOWEVER, the term "Shareholder Subordinated Indebtedness" shall not include the Intellicall Subordinated Indebtedness."

          C. Section 1.01 of the Loan Agreement is hereby further amended by renaming the defined term "ELIGIBLE RECEIVABLES" as "ELIGIBLE TELECOM RECEIVABLES" and moving the renamed definition to the appropriate alphabetical order.

          D. Section 1.01 of the Loan Agreement is hereby further amended by adding the following definition for "ELIGIBLE PREPAID RECEIVABLES" in the correct alphabetical order thereto:

          "ELIGIBLE PREPAID RECEIVABLES" means the total of all of the unpaid portions of any Receivables payable in Dollars to a Borrower for the purchase of a prepaid calling card by a Person whose principal place of business or residence is in the United States of America, net of any returns, discounts, claims, credits, charges or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement which are deemed by the Lender in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Receivable of either Borrower shall be deemed an Eligible Prepaid Receivable unless it also meets all of the following requirements:
(a) such Receivable is owned by a Borrower and represents a complete BONA FIDE transaction which requires no further act under any circumstances on the part of such Borrower to make such Receivable payable by the Account Debtor;
(b) such Receivable is not unpaid more than 90 days after the date of the original invoice or past due more than 60 days after its due date, which shall not be later than 30 days after the invoice date; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor, lessor or supplier of such Borrower; (d) such Receivable is not owing by an Account Debtor more than fifty percent (50%) of whose then-existing accounts owing to any of the Borrowers do not meet the requirements set forth in CLAUSE (b) above; (e) if the Account Debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by a Borrower from the Account Debtor of an irrevocable documentary or standby letter of credit that has been confirmed by a financial institution acceptable to the Lender and is in form and substance acceptable to the Lender, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States and has been duly delivered to the Lender; (f) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the sole discretion of the Lender, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment; (g) such Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable; (h) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Lender's sole judgment, have a Materially Adverse Effect on such Account Debtor; (i) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Lender containing only terms normally offered by such Borrower, and dated no later than required pursuant to the terms and conditions of the agreement(s) between such Borrower and its Account Debtor; provided, however, if such documentation constitutes a consignment, bill and hold, conditional sale or other similar arrangement, no Receivables shall be deemed created until such time as the Account Debtor has an irrevocable obligation to pay such Borrower for any goods being sold pursuant to such an arrangement; (j) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are

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the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (k) such Receivable is not evidenced by chattel paper or an instrument of any kind, unless such chattel paper or instrument has been delivered and endorsed and/or assigned to the Lender; (l) if such Receivable arises from the performance of services, such services have been fully performed; and (m) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien.

          E. Section 1.01 of the Loan Agreement is hereby further amended by adding the following definition of "ELIGIBLE RECEIVABLES" in the correct alphabetical order thereto:

          "ELIGIBLE RECEIVABLES" shall refer collectively to the Eligible Prepaid Receivables and the Eligible Telecom Receivables.

          F. Section 10.06 of the Loan Agreement is hereby amended by adding thereto, after the phrase "Permitted Distributions," the phrase "and payments of principal and interest on the Intellicall Subordinated Indebtedness, as permitted by the Subordination Agreement among ILD, Lender and Intellicall, Inc. related to the Intellicall Subordinated Indebtedness."

     3. Except as expressly set forth herein, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

     4. Each of the Borrowers agrees, jointly and severally, to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of -pocket expenses of legal counsel to Lender.

     5. To induce Lender to enter into this Amendment, each of the Borrowers hereby (i) represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, and (ii) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection in favor of Borrowers against Lender exists arising out of or with respect to any of the Loan Documents, the Secured Obligations or the administration thereof.

     6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

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

     8. This Amendment and the other Loan Documents shall be governed by, and construed in accordance with, the laws and decisions of the State of Georgia, excluding laws and decisions regarding conflicts of law.

     IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed, all as of the date first above written.

                                   ILD TELESERVICES, INC.


                                   By:  /s/ Dennis J. Stoutenburgh
                                       ---------------------------------
                                   Its: President
                                       ---------------------------------

                                   INTELLICALL OPERATOR SERVICES, INC.

                                   By:  /s/ Dennis J. Stoutenburgh
                                       ---------------------------------
                                   Its: President
                                       ---------------------------------

                                   NATIONSBANK, N.A.


                                   By:  /s/ Angela P. Leake
                                       ---------------------------------
                                   Its: Vice President
                                       ---------------------------------




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